UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2019

WAGEWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Park Place, 4th Floor San Mateo, California		94403
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 577-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 4, 2019, the Board of Directors (the “Board”) of WageWorks, Inc. (the “Company”) appointed Carol Goode as a Class II director and a member of the Nominating and Corporate Governance Committee and the Compensation Committee of the Board, effective immediately. Ms. Goode’s term of office will expire at the Company’s 2020 annual meeting of stockholders or until her successor has been elected and qualified.

Previously, Ms. Goode served as the Senior Vice President and Chief Human Resources Officer of Brocade Communications Systems, Inc. (“Brocade”), a technology company specializing in data and storage networking products, from May 2013 to through January 2018. Prior to joining Brocade, Ms. Goode served as a business consultant and advisor to various companies both in Silicon Valley and nationally since 1987. From 1997 to 2001, Ms. Goode served as the Vice President of Human Resources to Bay Networks, Inc., which was acquired by Nortel Networks Corp in 1998 where Ms. Goode continued in her role. Ms. Goode holds an M.B.A. from Duquesne University and a B.S. from Indiana University of Pennsylvania.

Ms. Goode will receive the standard compensation for the Company’s non-employee directors, as described in more detail under the heading “Standard Compensation Arrangements for Non-Employee Directors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2019. She has also entered into the Company’s standard form of indemnification agreement pursuant to which the Company will indemnify her for certain actions she takes in her capacity as a director.

The Board has affirmatively determined that Ms. Goode is independent under the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange.

There is no arrangement or understanding between Ms. Goode and any other persons pursuant to which Ms. Goode was appointed as a director. Furthermore, there are no transactions between Ms. Goode and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

WAGEWORKS, INC.

Dated: April 9, 2019	By:	/s/ John G. Saia
	Name:	John G. Saia
	Title:	SVP, General Counsel and Corporate Secretary